EXHIBIT 99.1

Signal Bay Reports Record Q2 2017 Results

Testing Revenue up 1,700%: Total Revenue increased over 600%

Bend, OR – May 23, 2017 — Signal Bay, Inc (OTCQB:SGBY), a provider of quality control testing and advisory services to the regulated cannabis industry, reported financial results for the quarter ended March 31, 2017.

Second Quarter Fiscal 2017 Financial Summary

•	Signal Bay’s Q2 2017 revenue up 125% from Q1 2017;

•	Signal Bay’s Q2 2017 revenue up 696% compared to Q2 2016;

•	EVIO Labs testing division revenue increased 1,762% compared to Q2 2016;

•	Signal Bay’s Q2 2017 gross margin up 279% from Q1 2017.

Executive Commentary

“We are very pleased to report to our shareholders another consecutive quarter of record revenues, up 125% from the previous quarter.” commented Signal Bay Inc. CEO William Waldrop, “These amazing results are a validation of our Compliance Science scalable business model, as the consumer demand for clean cannabis products tested by independent, accredited analytical labs continues to exceed even our internal revenue projections. We continue to see strong demand for our EVIO Labs analytical testing services in Oregon and California, while we generated advisory services revenue derived from preparing applications in both Pennsylvania and Texas this past quarter.”

Mr. Waldrop continued, “During the past six months, the company has experienced tremendous growth. As we prepare our expansion of the EVIO Labs division into California and across the country, we are working to improve our operating margins. The integration of recently purchased equipment in the upcoming quarter will reduce our cost of revenue and improve operating margins. Most importantly, new equipment will reduce our clients’ turnaroundtime which improves customer service while maintaining the accurate testing results they have come to rely on.”

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Signal Bay Inc. company updates available: investors@signalbay.com subject: EVIO

Signal Bay, Inc. is an Oregon-based Bio-Tech company. Through its three subsidiaries: EVIO Labs, Signal Bay Research and Signal Bay Services; the Company provides analytical testing services, management advisory services and scientific research to the legal cannabis industry. The Company's EVIO Labs division operates state-of-the-art testing facilities and offers accredited testing methodologies performed by a team of professional scientists to ensure the safety and quality of the nation's cannabis supply. Learn more at http://www.SignalBay.com or the company can be reached directly @ 1-888-544-EVIO.

This news release contains "forward-looking statements" as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this press release that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, our ability to complete our product testing and launch our product commercially, the acceptance of our product in the marketplace, the uncertainty of the laws and regulations relating to cannabis, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission, available at www.sec.gov or www.signalbay.com

Investor Relations:

investors@signalbay.com

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